Northwestern Mutual Series Fund, Inc.
Supplement Dated August 30, 2021 to the
Statutory Prospectus Dated May 1, 2021
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Sub-Adviser Change for International Equity Portfolio
On or about November 1, 2021 Dodge & Cox will replace Templeton Investment Counsel, LLC as the sub-adviser for the Fund’s International Equity Portfolio. Dodge & Cox will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on August 26, 2021.
In approving the new Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about Dodge & Cox, its investment strategies for the Portfolio, associated risks, and other information will be made available in the near future, consistent with the requirements of the Exemptive Order.
Amendment to Investment Sub-Advisory Agreement with Sub-Adviser
Effective August 26, 2021 the Board of Directors of the Fund approved an amendment to the investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) with respect to the Focused Appreciation Portfolio. In approving the Amendment, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment. The Amendment modified the fee schedule applicable to the Focused Appreciation Portfolio managed by Loomis Sayles. The updated fee schedule is set forth in a supplement to the Fund’s Statement of Additional Information dated August 30, 2021.
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Supplement Dated August 30, 2021 to the
Statement of Additional Information Dated May 1, 2021
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021. You should read this Supplement together with the SAI.
Fee Update – Focused Appreciation Portfolio
The SAI is amended by replacing the eighth sentence of the paragraph relating to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) that appears on page B-66 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“Effective October 1, 2021, for the services provided on behalf of the Focused Appreciation Portfolio, Mason Street Advisors pays Loomis Sayles at the annual rate of 0.34% on the first $500 million of the Portfolio’s assets and 0.33% on assets in excess of $500 million.”
Please retain this Supplement for future reference.